FINANCIAL INCOME, NET	6 Months Ended
Jun. 30, 2024
Disclosure Text Block Supplement [Abstract]
FINANCIAL INCOME, NET	NOTE 8: FINANCIAL INCOME, NET
	Six Months ended June 30,
	2024	2023

Bank fees	(9)	(8)
Interest income	98	190
Exchange rate differences	3	(3)
Total financial income, net	$92	$179